Exhibit 4.3

NUMBER 1



SHARES 10

BLUEGATE CORPORATION
A NEVADA CORPORATION
--Series D Convertible Non-Redeemable Preferred Stock--

This Certifies that SAI Corporation *is the owner of*
---- 10 ---- *fully paid and non-assessable Shares*
of series D convertible non-redeemable preferred stock
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.*

Dated May 22, 2010

Charles E. Leibold
Secretary and CFO

THESE PREFERRED SHARES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH PREFERRED STOCK MAY BE SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

For Value Received, ______________________________ *hereby sells,*
TRANSFEROR NAME

assigns and transfers unto ______________________________
ASSIGNEE NAME | PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
ASSIGNEE ADDRESS

______________________________ *represented by the within Certificate, and hereby*
AMOUNT OF SHARES, UNITS OR OTHER OWNERSHIP INTEREST

irrevocably constitute and appoint ______________________________

Attorney to transfer said ownership on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

NOTICE:
The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without any alteration or change.

____
Witness Signature

____
Transferor Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT - .....Custodian....... (Minor) under Uniform Gifts to Minors Act............(State)